SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION
The date of this supplement is January 27, 2017.

For the MFS® Funds listed below:
MFS® COMMODITY STRATEGY FUND	MFS® GLOBAL GROWTH FUND
MFS® EMERGING MARKETS DEBT LOCAL CURRENCY FUND	MFS® GLOBAL TOTAL RETURN FUND
MFS® EQUITY OPPORTUNITIES FUND	MFS® INFLATION-ADJUSTED BOND FUND
MFS® GLOBAL ALTERNATIVE STRATEGY FUND	MFS® STRATEGIC INCOME FUND
MFS® GLOBAL EQUITY FUND	MFS® UTILITIES FUND
Effective immediately, the section entitled "Appendix D - Portfolio Manager(s)" is hereby restated, with respect to MFS Inflation-Adjusted Bond Fund only, as follows:
Compensation - MFS
Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2015, the following benchmarks were used to measure the following portfolio manager's performance for the following Fund:

Fund	Portfolio Manager	Benchmark(s)

MFS Inflation-Adjusted Bond Fund	Erik Weisman	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index Lipper Inflation Protected Bond Funds
	Geoffrey Schechter[1]	Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index

1 Information is as of December 1, 2016.

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used.  Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods.  For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered.  For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates.  During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

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Ownership of Fund Shares
The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund's portfolio manager(s) as of the Fund's fiscal year ended October 31, 2015. The following dollar ranges apply:

N. None
A. $1 – $10,000
B. $10,001 – $50,000
C. $50,001 – $100,000
D. $100,001 – $500,000
E. $500,001 – $1,000,000
F. Over $1,000,000

Fund	Portfolio Manager	Dollar Range of Equity Securities in the Fund

MFS Inflation-Adjusted Bond Fund	Erik Weisman	B
	Geoffrey Schechter[1]	N

1 Mr. Schechter became a Portfolio Manager of MFS Inflation-Adjusted Bond Fund on December 1, 2016. Information is as of December 31, 2016.

Other Accounts
In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate.  The number and assets of these accounts were as follows as of the fiscal year ended October 31, 2015:

Fund	Portfolio Manager	Category of Accounts Managed	Number of Accounts	Total Assets

MFS Inflation-Adjusted Bond Fund	Erik Weisman	Registered Investment Companies[1]	11	$6.3 billion
		Other Pooled Investment Vehicles	3	$3.2 billion
		Other Accounts	1	$181.0 million
	Geoffrey Schechter[2] (Became a Portfolio Manager of the Fund on December 1, 2016)	Registered Investment Companies[1]	13	$16.8 billion
		Other Pooled Investment Vehicles	2	$549.9 million
		Other Accounts	0	Not Applicable
[1]Includes the Fund. [2]Account information is as of December 31, 2016.
Potential Conflicts of Interest
MFS or, if applicable, a sub-adviser,  seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.
MFS
In certain instances there are securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed.  The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

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MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
UBS
The portfolio management team's management of a portion of the assets of MFS Global Alternative Strategy Fund and other accounts could result in potential conflicts of interest if MFS Global Alternative Strategy Fund and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including MFS Global Alternative Strategy Fund. A portfolio manager and his or her team manage MFS Global Alternative Strategy Fund and other accounts utilizing a model portfolio approach that groups similar accounts within a model portfolio. UBS manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.
If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, MFS Global Alternative Strategy Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible model portfolios and accounts. To deal with these situations, UBS has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.
The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS has adopted a Code of Ethics that governs such personal trading but there is no assurance that the Code will adequately address all such conflicts.
UBS Group AG is a worldwide full-service investment banking, broker-dealer, asset management and financial services organization. As a result, UBS and UBS Group AG (including, for these purposes, their directors, partners, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of MFS Global Alternative Strategy Fund are engaged in businesses and have interests other than that of managing MFS Global Alternative Strategy Fund. These activities and interests include potential multiple advisory, transactional, financial, consultative, and other interests in transactions, companies, securities and other instruments that may be engaged in, purchased or sold by MFS Global Alternative Strategy Fund.
UBS may purchase or sell, or recommend for purchase or sale, for MFS Global Alternative Strategy Fund or its other accounts securities of companies: (i) with respect to which its affiliates act as an investment banker or financial adviser; (ii) with which its affiliates have other confidential relationships; (iii) in which its affiliates maintain a position; (iv) for which its affiliates make a market; (v) or in which it or its officers, directors or employees or those of its affiliates own securities or otherwise have an interest. Except to the extent prohibited by law or regulation or by client instruction, UBS may recommend to MFS Global Alternative Strategy Fund or its other clients, or purchase for MFS Global Alternative Strategy Fund or its other clients, securities of issuers in which UBS Group AG has an interest as described in this paragraph.
From time to time and subject to client approval, UBS may rely on certain affiliates to execute trades for MFS Global Alternative Strategy Fund or its other accounts.  For each security transaction effected by broker-dealer affiliates of UBS Group AG ("UBS Brokers"), UBS may compensate and UBS Brokers may retain such compensation for effecting the transaction, and UBS may receive affiliated group credit for generating such business.
Transactions undertaken by UBS Brokers or client accounts managed by UBS ("Client Accounts") may adversely impact MFS Global Alternative Strategy Fund. UBS and one or more Client Accounts may buy or sell positions while MFS Global Alternative Strategy is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage MFS Global Alternative Strategy Fund.
UBS and its advisory affiliates utilize a common portfolio and trading platform for its clients. Certain investment professionals and other employees of UBS are officers of advisory affiliates and related persons and may provide investment advisory services to clients of such affiliated entities. UBS's personnel also provide research and trading support to personnel of certain advisory affiliates.  Research-related costs may be shared by advisory affiliates and related persons and may benefit the clients of such advisory affiliates. Since research services are shared between UBS and its advisory affiliates, UBS and its advisory affiliates maintain an aggregated soft dollar budget. Therefore, research services that benefit UBS's clients may be paid for with commissions generated by clients of its advisory affiliates. Similarly, research services paid for by commissions generated by UBS's clients may benefit advisory affiliates and their clients. UBS does not allocate the relative costs or benefits of research received from brokers or dealers among its clients because UBS believes that the research received is, in the aggregate, of assistance in fulfilling UBS's overall responsibilities to its clients. The research may be used in connection with the management of accounts other than those for which trades are executed by the brokers or dealers providing the research. For example, equity research may be used for fixed income funds and accounts.
While we select brokers primarily on the basis of the execution capabilities, UBS, in its discretion, may cause a client to pay a commission to brokers or dealers for effecting a transaction for that client in excess of the amount another broker or dealer would have charged for effecting that transaction.  This may be done when we have determined in good faith that the commission is reasonable in relation to the value of the execution, brokerage and/or research services provided by the broker. Our arrangements for the receipt of research services from brokers may create conflicts of interest, in that we have an incentive to choose a broker or dealer that provides research services, instead of one that charges a lower commission rate but does not provide any research.

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